UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 300, Westlake Village, California 91362

(Address of principal executive offices) (Zip Code)

(818) 661-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 30, 2020, MannKind Corporation (“MannKind”) and MannKind LLC, MannKind’s wholly owned subsidiary (collectively with MannKind, the “Company”), entered into an Amendment No. 3 to Credit and Security Agreement (the “MidCap Amendment”) with MidCap Financial Trust, as agent, and the lenders party thereto from time to time, pursuant to which the parties amended the Credit and Security Agreement, dated August 6, 2019 (the “MidCap Credit Facility”), to (i) amend the conditions to the second advance of $10.0 million such that the advance is available and is scheduled to be funded to the Company on December 1, 2020, (ii) amend the conditions to the third advance of $25.0 million such that the third advance is available upon the satisfaction of certain conditions, including certain milestone conditions associated with Treprostinil Technosphere, (iii) add a covenant that requires the marketing of Treprostinil Technosphere if the third advance of $25.0 million is funded, (iv) amend the financial covenant relating to trailing twelve month minimum Afrezza Net Revenue (as defined in the MidCap Credit Facility) requirements, as set forth in the MidCap Amendment, (v) increase the minimum cash covenant to $30.0 million at all times, (vi) extend the interest only period until September 1, 2022, at which time principal on each term loan advance is payable in 24 equal monthly installments, and (vii) amend the prepayment fees as set forth in the MidCap Amendment.

The foregoing description of the MidCap Amendment does not purport to be complete and is qualified in its entirety by reference to the MidCap Amendment, a copy of which is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Amendment No. 3 to Credit and Security Agreement, dated November 30, 2020, by and among MannKind Corporation, MannKind LLC and MidCap Financial Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Date: December 1, 2020	By:	/s/ David Thomson
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary